SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2002

                                NCRIC Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

    District of Columbia              0-25525                     52-2134774
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                     20007
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (202) 969-1866



                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 5. Other Events

   On December 4, 2002 NCRIC Group, Inc. (the "Registrant") announced the issuance of $15 million of trust preferred securities. From the proceeds of the issuance, $13.5 million has been contributed as additional capital to the Registrant's insurance subsidiaries. The press release announcing the trust preferred issuance is attached as an exhibit to this Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits

         The following Exhibit is filed as part of this report:


         99.1          Press Release of NCRIC Group, Inc. dated December 4, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    NCRIC GROUP, INC.



DATE: December 6, 2002              By: /s/ R. Ray Pate, Jr.
                                        ----------------------------------------
                                        R. Ray Pate, Jr.
                                        President and Chief Executive Officer


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                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

      Exhibit No.                             Description

         99.1          Press Release of NCRIC Group, Inc. dated December 4, 2002